Corporate Bond Fund a series of CNI Charter Funds
SUMMARY PROSPECTUS DATED NOVEMBER 28, 2012
Class: Servicing Class Class N	Ticker: (CNCIX) (CCBAX)
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Fund’s Statement of Additional Information and shareholder reports, online at http://www.cnicharterfunds.com. You can also get this information at no cost by calling 1-888-889-0799 or by sending an e-mail request to cnicharterfunds@seic.com or from your financial intermediary. The Fund’s Prospectus and Statement of Additional Information, dated November 28, 2012, as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the Fund’s Annual Report to shareholders, dated September 30, 2011, are incorporated by reference into this Summary Prospectus.

Corporate Bond Fund

INVESTMENT GOAL

The Corporate Bond Fund seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing in a diversified portfolio of fixed income securities.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the Corporate Bond Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Servicing Class(1)		Class N
Management Fees		0.40%		0.40%
Distribution (12b-1) Fee		None		0.25%
Other Expenses
Shareholder Servicing Fee	0.25%		0.25%
Other Fund Expenses	0.11%		0.11%
Total Other Expenses		0.36%		0.36%
Total Annual Fund Operating Expenses(2)		0.76%		1.01%

(1)	Effective December 19, 2011, the shares previously designated as Institutional Class shares were redesignated as Servicing Class shares.

(2)
Includes “Acquired Fund Fees and Expenses” incurred indirectly by the Fund due to investments in other investment companies and pooled investment vehicles. The Total Annual Fund Operating Expenses above do not correlate to the ratio of expenses to average net assets given in the financial highlights (which reflects the Fund’s operating expenses but not “Acquired Fund Fees and Expenses”).

EXAMPLE

This Example is intended to help you compare the cost of investing in the Corporate Bond Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Corporate Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Servicing Class	$78	$243	$422	$942
Class N	$103	$322	$558	$1,236

PORTFOLIO TURNOVER

The Corporate Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

At least 80% of the Corporate Bond Fund’s net assets (including borrowings for investment purposes) consists of investment grade corporate notes, bonds and debentures that are nationally traded and corporate issues of domestic and international companies (including emerging market companies) denominated in U.S. dollars. The Fund may also purchase mortgage-backed and asset-backed instruments whose maturities and durations are consistent with an intermediate term strategy.

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City National Asset Management, Inc. (“CNAM”), the Fund’s investment adviser, actively manages the average duration of the portfolio in accordance with its expectations of interest rate changes as driven by economic trends. The average duration of the Fund’s portfolio typically ranges from two to six years, but may vary due to unusually large purchases or redemptions of the Fund’s shares.

CNAM typically invests in corporate issues with a minimum credit rating from Moody’s Investors Service or Standard & Poor’s of Baa or BBB, mortgage-backed and asset-backed instruments with a minimum rating of Aa or AA and corporate commercial paper issued by issuers with a minimum credit rating of P1 or A1. The Fund may retain a security after it has been downgraded to any rating below the minimum credit rating if CNAM determines that doing so is in the best interests of the Fund. The Fund may also invest in the shares of money market mutual funds whose objectives are consistent with those of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. Neither the Corporate Bond Fund nor CNAM can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

The Effect of Interest Rates – The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities.

Issuers – The Fund may be adversely affected if the issuers of securities that the Fund holds do not make their principal or interest payments on time.

Prepayments – As a general rule, prepayments of the principal of the loans underlying mortgage-backed or other pass-through securities increase during a period of falling interest rates and decrease during a period of rising interest rates. In periods of declining interest rates, as a result of prepayments the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

Extension – Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed and other pass-through securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities.

Rating Agencies – A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value.

Foreign Securities – Foreign investments tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities (e.g., changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income).

Emerging Market Securities – Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries. Emerging market countries may have government exchange controls, more volatile currency exchange rates, less market regulation, and less developed securities markets and legal systems. Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and economic conditions of their trading partners.

Management – The Fund’s performance depends on the portfolio managers’ skill in making appropriate investments. As a result, the Fund may underperform the fixed income market or similar funds.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

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PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Corporate Bond Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for 1, 5 and 10 years. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call 1-888-889-0799 or visit www.cnicharterfunds.com to obtain updated performance information.

This bar chart shows the performance of the Corporate Bond Fund’s Servicing Class (formerly designated as Institutional Class) shares based on a calendar year.

Best Quarter 4.40% Q2 2009	Worst Quarter (2.84)% Q3 2008

This table shows the average annual total returns of each class of the Corporate Bond Fund for the periods ended December 31, 2011. The table also shows how the Fund’s performance compares with the returns of indices comprised of companies similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2011)	One Year	Five Years	Ten Years	Inception Date
Servicing Class				1/14/2000
Return Before Taxes	2.22%	4.63%	4.32%
Return After Taxes on Distributions	1.16%	3.28%	2.85%
Return After Taxes on Distributions and Sale of Fund Shares	1.53%	3.17%	2.83%
Class N				4/13/2000
Return Before Taxes	1.96%	4.36%	4.07%
Barclays Capital U.S. Corporate 1-5 A3 or Higher, 2% Issuer Constrained Index(1) (Reflects no deduction for fees, expenses or taxes)	3.24%	5.10%	4.77%
Barclays Capital U.S. Intermediate Corporate Bond Index (Reflects no deduction for fees, expenses or taxes)	5.52%	6.26%	5.86%

(1)
Previously, the Fund’s performance was compared to the Barclays Capital U.S. Intermediate Corporate Bond Index as its primary benchmark. CNAM has elected to compare the Fund’s performance to the Barclays Capital U.S. Corporate 1-5 A3 or Higher, 2% Issuer Constrained Index as CNAM believes this is the most appropriate index for comparison to the Fund’s performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Servicing Class shares does not reflect Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares will vary from the after-tax returns shown above for Servicing Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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INVESTMENT MANAGER

City National Asset Management, Inc.

PORTFOLIO MANAGERS

William C. Miller and Robert Harder have served as portfolio managers for the Corporate Bond Fund since 2001 and June 2010, respectively.

PURCHASE AND SALE OF FUND SHARES

The Corporate Bond Fund has no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of your approved broker-dealer or other financial institution (each, an “Authorized Institution”). The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the Corporate Bond Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The Corporate Bond Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Corporate Bond Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CNI-SM-007-0400

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